UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLANET LABS PBC
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023 Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

JULY 11, 2023 • 10:00 A.M. (PACIFIC TIME)

Planet Labs PBC
645 Harrison Street, Floor 4
San Francisco, California 94107

July 11, 2023
10:00 a.m. (Pacific Time)

Dear Planet Stockholders:

You are cordially invited to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Labs PBC (“Planet” or the “Company”), which will be held on Tuesday, July 11, 2023 at 10:00 a.m., Pacific Time. Planet’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2023. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications, and cost savings for Planet’s stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received Planet’s Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,
William Marshall
Chairperson of the Board and Chief Executive Officer

PLANET LABS PBC
645 Harrison Street, Floor 4, San Francisco, CA 94107
___________________________________________________
Notice of Annual Meeting of Stockholders
___________________________________________________
To be held Tuesday, July 11, 2023 at 10:00 a.m. PT
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Labs PBC, a Delaware public benefit corporation (“Planet” or the “Company”), will be held at 10:00 a.m., Pacific Time, on Tuesday, July 11, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2023. At the Annual Meeting, stockholders will consider and vote on the following matters:
1.To elect Niccolo de Masi and Vijaya Gadde as Class II Directors to serve until the 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.To approve, on a non-binding advisory basis, the compensation of our named executive officers;
4.To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers; and
5.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
The stockholders will also act on any other business that may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.
Holders of record of Planet’s outstanding shares of Class A common stock and Class B common stock at the close of business on May 15, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A list of the names of these stockholders will be open to the examination of any stockholder of record at our principal executive offices at 645 Harrison Street, Floor 4, San Francisco, California 94107 for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised, such that submitting your proxy now will not prevent you from voting your shares at the Annual Meeting. The proxy is solicited by the board of directors of Planet.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
Our proxy materials, including the proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended January 31, 2023, are being made available on our website at https://investors.planet.com, as well as at the following website: http://www.proxyvote.com/. We are providing access to our proxy materials over the Internet under the rules adopted by the U.S. Securities and Exchange Commission.
By Order of the Board of Directors
William Marshall
Chairperson of the Board and Chief Executive Officer
San Francisco, California
May 30, 2023

PLANET LABS PBC
645 Harrison Street, Floor 4, San Francisco, CA 94107
___________________________________________________
PROXY STATEMENT
___________________________________________________
Annual Meeting to be held Tuesday, July 11, 2023 at 10:00 a.m. PT

This proxy statement is furnished in connection with the solicitation by the board of directors of Planet Labs PBC (“Planet” or the “Company”) of proxies to be voted at Planet’s Annual Meeting of Stockholders to be held on Tuesday, July 11, 2023 (the “Annual Meeting”), at 10:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PL2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of Class A common stock and Class B common stock (collectively, the “common stock”) at the close of business on May 15, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 275,858,445 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
On or around May 30, 2023, we expect to mail to stockholders entitled to vote the Notice of Internet Availability containing instructions on how to access our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended January 31, 2023.

NOTE REGARDING RECENTLY COMPLETED BUSINESS COMBINATION

On July 7, 2021, Planet Labs Inc. (“Former Planet”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with dMY Technology Group, Inc. IV (“dMY IV”), a special purpose acquisition company (“SPAC”) incorporated in Delaware on December 15, 2020, Photon Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of dMY IV (“First Merger Sub”), and Photon Merger Sub Two, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of dMY IV. Pursuant to the Merger Agreement, upon the favorable vote of dMY IV’s stockholders on December 3, 2021, on December 7, 2021, the First Merger Sub merged with and into Former Planet (the “Surviving Corporation”), with Former Planet surviving the merger as a wholly owned subsidiary of dMY IV (the “First Merger”), and pursuant to Former Planet’s election immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation merged with and into dMY IV, with dMY IV surviving the merger (the “Business Combination”). Following the completion of the Business Combination, dMY IV was renamed Planet Labs PBC.

PLANET LABS PBC	PROXY STATEMENT	1

PLANET LABS PBC
___________________________________
PROXY STATEMENT
___________________________________

PLANET LABS PBC	PROXY STATEMENT	2

___________________________________________________
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JULY 11, 2023
___________________________________________________
This Proxy Statement and our 2023 Annual Report on Form 10-K are available at http://www.proxyvote.com/
Proposals to be Submitted to Stockholders
At the Annual Meeting, stockholders will consider and vote on the following matters:
1.To elect Vijaya Gadde and Niccolo de Masi as Class II Directors to serve until the 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
4.To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.
The stockholders will also act on any other business that may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The board of directors of the Company recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and our board of directors recommends that you vote:
1.FOR the election of Vijaya Gadde and Niccolo de Masi as Class II Directors to serve until the 2026 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;
2.FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
4.FOR the approval, on a non-binding advisory basis, of "1 YEAR" as the frequency of future stockholder advisory votes on the compensation of our named executive officers.

PLANET LABS PBC	PROXY STATEMENT	3

Information About this Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Planet’s board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Planet is making this proxy statement and its Annual Report on Form 10-K for the fiscal year ended January 31, 2023 (the “2023 Annual Report”) available to its stockholders electronically via the Internet. On or about May 30, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and the 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. We highly encourage stockholders to take advantage of the availability of the proxy materials online as it is more convenient, helps reduce the environmental impact of this and future annual meetings, and would reduce Planet’s printing and mailing costs.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.
We encourage you to contact the bank, broker, or other nominee that holds your shares to elect into the householding procedures if you are receiving more than one copy of the proxy materials at a single address.
Matters for Inclusion in the Proxy Materials for the 2024 Annual Meeting of Stockholders
Matters for inclusion in the proxy materials for the 2024 annual meeting of stockholders, other than nominations of directors, must be received at 645 Harrison Street, Floor 4, San Francisco, CA 94107 on or before January 31, 2024. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Planet’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 13, 2024.
Director Nominations for the 2024 Annual Meeting of Stockholders
Planet’s bylaws require advanced notice of any stockholder proposal for nomination of candidates for election as a director. Any stockholder considering a proposal for nomination of candidates for election as a director should carefully review Planet’s bylaws, which describe the timing, procedural and substantive requirements for such proposal. The proposals for director nominations must be received no earlier than March 13, 2024 and no later than April 12, 2024. The proposal for director nominations must be delivered to, or mailed and received by, the Company Secretary at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by Planet’s bylaws.

PLANET LABS PBC	PROXY STATEMENT	4

Matters for Consideration at the 2024 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials
Planet’s bylaws also require advanced notice of any stockholder proposal to be proposed other than the nomination of candidates for election as a director. Any stockholder considering such a proposal should carefully review Planet’s bylaws, which describe the timing, procedural and substantive requirements for such proposal. Matters for consideration at the 2024 Annual Meeting of Stockholders, but not for inclusion in the proxy materials, must be received no earlier than March 13, 2024 and no later than April 12, 2024. The proposal must be delivered to, or mailed and received by, the Company Secretary at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by Planet’s bylaws.

PLANET LABS PBC	PROXY STATEMENT	5

2023 HIGHLIGHTS
The below information highlights some of our financial performance and governance programs for the fiscal year ended January 31, 2023 (“fiscal year 2023”). The summary does not contain all of the information that you should consider, and we encourage you to read the entire proxy statement and related proxy materials before voting.
Financial Results
•Full year revenue increased 46% year-over-year to $191.3 million for fiscal year 2023, from $131.2 million for fiscal year ended January 31, 2022 (“fiscal year 2022”).
•End of Period ("EoP") Customer Count increased 15% year-over-year to 882 customers for fiscal year 2023, from 770 customers for fiscal year 2022.
•Full year gross margin expanded to 49%, compared to 37% in fiscal year 2022.
•Ended fiscal year 2023 with $408.8 million in cash and cash equivalents and no debt.
Corporate Governance
•Currently, 75% of our board of directors is independent. Only our two co-founders, who are also members of our executive team, are not independent.
•Currently, 66% of our independent directors are women.
•All standing board of director committees are composed solely of independent members.
•Separate roles of chairman and lead independent director.
•No related party transactions with any directors or executive officers.
•In calendar year 2023, we adopted stock ownership guidelines that provide minimum ownership levels of Company common stock that certain executive officers and board members are required to maintain.
Sustainability and ESG
•As a Delaware public benefit corporation, Planet’s approach to sustainability and environmental, social, and governance (“ESG”) is codified in our public benefit purpose, which is to “accelerate humanity toward a more sustainable, secure, and prosperous world by illuminating environmental and social change.”
•Planet is proud to be a carbon neutral company for both the 2020 and 2021 calendar years.
•Planet is expected to publish its first inaugural ESG Report during calendar year 2023.
•As part of our commitment to the adoption of higher sustainability and ESG goals, during calendar year 2023, we adopted a number of ESG related company policies, including our Human Rights Policy, our Diversity, Equity, Inclusion and Belonging in the Workplace Policy and our Environmental Stewardship Policy, each of which is available at https://www.planet.com/esg. None of the information contained on, or that can be accessed through, our website is incorporated by reference into, or constitutes a part of, this proxy statement.

PLANET LABS PBC	PROXY STATEMENT	6

QUESTIONS AND ANSWERS
Who is entitled to vote at the annual meeting?
The Record Date for the Annual Meeting is May 15, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of our common stock of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting, and each share of our Class B common stock entitles its holders to twenty votes per share. Stockholders do not have cumulative voting rights. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote except as required by law. At the close of business on the Record Date, there were 254,700,859 shares of our Class A common stock and 21,157,586 shares of our Class B common stock issued and outstanding and entitled to vote at the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder of record at our principal executive offices at 645 Harrison Street, Floor 4, San Francisco, California 94107 for a period of ten days prior to the Annual Meeting, for a purpose germane to the Annual Meeting. Please contact our Company Secretary, Planet Labs PBC, 645 Harrison Street, Floor 4, San Francisco, California 94107, if you wish to examine the list prior to the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (or stockholder of record) holds shares in his or her name. Shares held in “street name” are held in the name of a bank, broker, or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker, or other nominee, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank, broker, or other nominee along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote your shares, and such bank, broker, or other nominee is required to vote your shares in accordance with your instructions. If you have not received a 16-digit control number, you should contact your bank, broker, or other nominee to obtain your control number or otherwise vote through the bank, broker, or other nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of the holders of a majority in voting power of common stock issued, outstanding, and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, on the Record Date will constitute a quorum. A quorum, once established at the Annual Meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Company’s bylaws, until a quorum is present or represented.
Who can attend and vote at the Annual Meeting?
You may attend and vote at the Annual Meeting only if you are a Planet stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/PL2023. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the Annual Meeting prior to the start time. You may log into the virtual meeting 15 minutes prior to the meeting time, and you should allow ample time for check-in procedures. If you hold your shares through a bank, broker, or other nominee, instructions should also be provided on the voting instruction card provided by your bank, broker, or other nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.

PLANET LABS PBC	PROXY STATEMENT	7

Why is the Annual Meeting held virtually?
We are eager to provide expanded access, improved communication, and cost savings for us and our stockholders by holding our Annual Meeting virtually. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting. Furthermore, we believe that a virtual meeting will reduce environmental impacts associated with hosting in-person stockholder meetings. We have designed our virtual meeting to provide the same rights and opportunities for our stockholders to participate as they would have at an in-person meeting, such as the right to vote and ask questions during the Annual Meeting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, technical support numbers will be available on the meeting website: www.virtualshareholdermeeting.com/PL2023.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, in addition to voting during the virtual Annual Meeting, there are three ways to vote by proxy:
1.Online Prior to the Annual Meeting. You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
2.Phone. You can vote by telephone by calling (800) 690-6903 and following the instructions on the proxy card; or
3.Mail. You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m., Pacific Time, on July 10, 2023. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/PL2023 and entering the 16-digit control number included on your Internet Notice, proxy card, or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time, on July 11, 2023.
If your shares are held in street name through a bank, broker, or other nominee, you will receive instructions on how to vote from the bank, broker, or nominee. You must follow their instructions in order for your shares to be voted. Like stockholders of record, you are invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you follow your broker’s, bank’s, or other nominee’s procedures for obtaining a legal proxy from it, as the stockholder of record.
Can I change or revoke my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•Online Prior to the Annual Meeting. You may change your vote using the online voting method described above, in which case only your latest internet proxy submitted prior to the Annual Meeting will be counted.
•Online During the Annual Meeting. You may change your vote by attending the Annual Meeting virtually and voting at the Annual Meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
•Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.
•Mail. You may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the Annual Meeting will be counted.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker, or other nominee, or you may vote electronically during the Annual Meeting.

PLANET LABS PBC	PROXY STATEMENT	8

Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
Who is responsible for proxy solicitation costs?
The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition, we may reimburse banks, brokers, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers, and employees, personally or by mail, telephone, facsimile, email, or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our board of directors. Our board of director’s recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Vote Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees for Class II Directors receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect, though we do not expect any broker non-votes on this proposal.
Proposal 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.
Proposal 4: Approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.

PLANET LABS PBC	PROXY STATEMENT	9

What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposal to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, or approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on “routine matters” without instructions from the beneficial owner of those shares. The only routine matter presented at the Annual Meeting is Proposal No. 2, relating to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending January 31, 2024. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors or the non-binding advisory votes related to executive compensation. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
Will there be a question-and-answer session during the Annual Meeting?
Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. We may combine or group together substantially similar questions to avoid repetition, and reserve the right to edit profanity or other inappropriate language, as well as exclude questions that are not pertinent to meeting matters or Company business. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.
Can I receive next year’s proxy materials by email?
Yes. All stockholders who have active email accounts and Internet access may sign up for email delivery of proxy materials. To sign up, go to https://enroll.icsdelivery.com/PL. If you have multiple registered or beneficial accounts, you need to enroll for each account. If you elect to receive proxy materials by email, we will not mail you any proxy-related materials next year. Your enrollment in the email program will remain in effect as long as your account remains active or until you cancel it.

PLANET LABS PBC	PROXY STATEMENT	10

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until the annual meeting of stockholders to be held in 2026 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees for Class II Director receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Our board of directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class II, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2026 annual meeting of stockholders; Class III, whose term will expire at the 2024 annual meeting of stockholders; and Class I, whose term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are William Marshall, Robert Schingler Jr. and J. Heidi Roizen, the current Class II Directors are Niccolo de Masi and Vijaya Gadde; and the current Class III Directors are Kristen Robinson, Carl Bass and Ita Brennan.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as members of our board of directors, the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors or our board of directors may elect to reduce its size. Our board of directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees for Class II Director receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

Our board of directors unanimously recommends that you vote “FOR” the election of each of Ms. Gadde and Mr. de Masi and as a Class II Directors.

PLANET LABS PBC	PROXY STATEMENT	11

DIRECTOR BIOGRAPHIES
NOMINEES FOR CLASS II DIRECTORS (CURRENT TERMS TO EXPIRE AT THE ANNUAL MEETING)
The nominees for election to our board of directors as Class II Directors are as follows:

Name	Position	Age
Niccolo de Masi	Director	42
Vijaya Gadde	Director	48
Niccolo de Masi was the Chief Executive Officer and a director of dMY Technology Group, Inc. IV from its inception in December 2020 until the consummation of the Business Combination, and has since been a member of the board of directors of Planet Labs PBC. Currently, Mr. de Masi is a member of the board of directors of Rush Street Interactive Inc. (NYSE: RSI) (previously dMY Technology Group, Inc.) since September 2019, where he also served as the Chief Executive Officer from January 2020 until December 2020. Mr. de Masi is also a member of the board of directors of IONQ Inc. (NYSE: IONQ) (previously dMY Technology Group, Inc. III) since September 2020, where he also served as the Chief Executive Officer from September 2020 until March 2021. Mr. de Masi is also a member of the board of directors of Genius Sports Limited (NYSE: GENI) (previously dMY Technology Group, Inc. II) since June 2020, where he also served as the Chief Executive Officer from June 2020 until April 2021. Mr. de Masi is also a member of the board of directors of dMY Technology Group, Inc. VI (NYSE: DMYS) since April 2021, where he also serves as the Chief Executive Officer and dMY Squared Technology Group, Inc. (NYSE: DMYY) since March 2022, where he also serves as the Chief Executive Officer. Previously, Mr. de Masi served as a member of the board of directors (from January 2010 to April 2021), as chairman (from December 2014 to April 2021), interim chairman (from July 2014 to April 2021) and as President and Chief Executive Officer (from January 2010 to November 2016) of Glu Mobile (Nasdaq: GLUU), which was sold to Electronic Arts in 2021. Mr. de Masi also served as President of Products and Solutions and chief innovation officer at Resideo Technologies, Inc. (NYSE: REZI) from February 2019 to March 2020 and served as a member of its board of directors from October 2018 to January 2020. Mr. de Masi also served as the President of Essential Products from November 2016 to October 2018. Prior to that, Mr. de Masi also held various leadership positions at Xura, Hands-On Mobile and Monstermob. Mr. de Masi also serves on the Leadership Council of the UCLA Grand Challenges and on the Board of Jagex Ltd. Mr. de Masi received his B.A. and MSci. degrees in physics from Cambridge University. We believe Mr. de Masi is qualified to serve as a member of the board of directors of Planet due to his extensive leadership experience and public company board experience.

Vijaya Gadde joined the board of Planet Labs PBC in December 2021 in connection with the consummation of the Business Combination. Recently, Ms. Gadde served as the Chief Legal Officer and Secretary of Twitter, Inc. (NYSE: TWTR), leading its legal, public policy and trust and safety teams around the world from February 2018 to October 2022 and as their Secretary from August 2013 to October 2022. Prior to her role as Chief Legal Officer, she also served as General Counsel at Twitter, Inc. from August 2013 to February 2018, as their Head of Communications from July 2015 to August 2016, and as their Director, Legal from July 2011 to August 2013. Prior to joining Twitter, Inc. in 2011, she served as Senior Director, Legal at Juniper Networks, Inc. (NYSE: JNPR) and worked for nearly ten years at Wilson Sonsini Goodrich & Rosati. Ms. Gadde is also a member of the board of directors of Guardant Health, Inc. (Nasdaq: GH) since January 2020. Ms. Gadde previously served on the board of trustees of NYU Law School and the board of directors of Mercy Corps, a global humanitarian aid and development organization, which partners with communities, corporations, and governments. Ms. Gadde is also a co-founder of #Angels, an investment collective focused on funding diverse and ambitious founders pursuing bold ideas. She received a JD from New York University School of Law and a BS in Industrial and Labor Relations from Cornell University. We believe Ms. Gadde is qualified to serve as a member of our board of directors due to her extensive executive experience in the technology sector as well as her experience with corporate governance and global affairs.

PLANET LABS PBC	PROXY STATEMENT	12

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The current members of our board of directors who are Class I Directors are as follows:

Name	Position	Age
William Marshall	Chairperson, Co-Founder and Chief Executive Officer	44
Robert Schingler, Jr.	Director, Co-Founder and Chief Strategy Officer	44
J. Heidi Roizen	Director	65
William Marshall has served as a director of Planet since he co-founded Planet in 2010 under the name Cosmogia Inc., and has served as Planet’s Chief Executive Officer since his appointment in 2011, during which time he also held the title of Chief Scientist at Planet. He has served as a director and the Chairperson of the board of directors and Chief Executive Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Dr. Marshall was a Scientist at NASA/USRA where he helped formulate the Small Spacecraft Office at NASA Ames Research Center, worked as a systems engineer on lunar orbiter mission “LADEE” and a member of the science team for the lunar impactor mission “LCROSS,” served as Co-Principal Investigator on PhoneSat, and was the technical lead on research projects in space debris remediation. Dr. Marshall holds a Ph.D. in Physics from the University of Oxford and a Masters in Physics with Space Science and Technology from the University of Leicester. He was also a Postdoctoral Fellow at George Washington University and Harvard University. We believe Dr. Marshall is qualified to serve as a member of our board of directors due to his technical expertise, industry knowledge, and his history as Planet’s co-founder.
Robert (Robbie) Schingler, Jr. co-founded Planet in 2010 under the name Cosmogia Inc. He has served as a director of Planet since 2011 and as Planet’s Chief Strategy Officer since 2015, during which time he also held the title of Chief Operating Officer and Chief Financial Officer at Planet. He has served as a director and the Chief Strategy Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Mr. Schingler spent 9 years at NASA, where he helped formulate the Small Spacecraft Office at NASA Ames Research Center with Dr. Marshall and was Chief of Staff for the Office of the Chief Technologist at NASA Headquarters. He received an MBA from Georgetown University, an MS in Space Studies from the International Space University, and a BS in Engineering Physics from Santa Clara University. Mr. Schingler was also a 2005 Presidential Management Fellow. We believe Mr. Schingler is qualified to serve as a member of our board of directors due to his technical expertise, industry knowledge, and his history as Planet’s co-founder.
J. Heidi Roizen has served as a director of Planet since March 2018 and has served on the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Ms. Roizen is a partner with leading venture capital firm Threshold Ventures (formerly Draper Fisher Jurvetson) since 2012, and serves as a board director for privately-held portfolio companies Upside Foods, Inc., and Polarr, Inc. Ms. Roizen was also a member of the board of directors of Invitation Homes Inc. (NYSE: INVH) from May 2020 to May 2023. Among her past activities, Ms. Roizen has served as a member of the board of directors of the National Venture Capital Association, where she served on its Executive Committee, chaired its annual conference, and chaired its Public Outreach Committee, and as a member of the board of directors of Daily Mail & General Trust plc. She has served on numerous private and public company boards, including, TiVo Inc. and Great Plains Software Inc. Before becoming a venture capitalist, Ms. Roizen served as Vice President of World Wide Developer Relations for Apple Inc. Ms. Roizen started her career as an early Silicon Valley pioneer, co-founding software company T/Maker in 1983 and serving as its CEO for over a decade until its acquisition by Deluxe Corporation. Ms. Roizen holds an A.B. in English from Stanford University and an MBA from the Stanford Graduate School of Business. We believe Ms. Roizen is qualified to serve as a member of our board of directors due to her extensive experience with technology organizations and public company boards of directors.

PLANET LABS PBC	PROXY STATEMENT	13

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of our board of directors who are Class III Directors are as follows:

Name	Position	Age
Kristen Robinson	Director	60
Carl Bass	Director	66
Ita Brennan	Director	56
Kristen Robinson has served as a director of Planet since November 2022. Ms. Robinson serves as a member of the board of directors of Verint Systems Inc. (Nasdaq: VRNT) since February 2022 and as an advisory council member at Betterworks, Inc. since September 2017. Recently, Ms. Robinson served as the Chief People Officer at Splunk Inc. (Nasdaq: SPLK), a software platform provider from January 2020 until July 2022. Previously, Ms. Robinson served as the Chief Human Resources Officer at Pandora Media Inc., a subscription-based music streaming service, from March 2014 until April 2019. Ms. Robinson has served in similar positions at other software and technology companies, including Yahoo! Inc., Verigy Ltd., Agilent Technologies, Inc. (NYSE: A) and HP, Inc. (NYSE: HPQ), as well as in other business roles, including as a CPA, roles in finance, marketing and new venture general management. Ms. Robinson is also an honorary advisor to Her Allies Inc. Ms. Robinson holds an MBA from Northwestern University and a BS in Accounting from Boston College. We believe Ms. Robinson is qualified to serve as a member of our board of directors due to her broad understanding of various aspects of business management and extensive experience as a human resources executive at a number of global public companies.
Carl Bass joined Planet’s board in 2016 and has been a member of the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Mr. Bass has held numerous board member positions at public technology companies and has held multiple executive roles in the technology industry. Recently, Mr. Bass served as the lead independent director of Zendesk Inc. (NYSE: ZEN), a customer service software company, from February 2016 to July 2022, and served as a director at Box, Inc. (NYSE: BOX), a cloud software company, from May 2020 to March 2022. Previously, Mr. Bass served on the board of directors of Ouster, Inc. (NYSE: OUST), a software company, from March 2021 to June 2021, on the board of directors of Agile Growth Corp. (Nasdaq: AGCR), a special purpose acquisition company, from February 2021 to February 2022, as the President and Chief Executive Officer at Autodesk, Inc. (Nasdaq: ADSK), a software company, from May 2006 to February 2017, as the Interim Chief Financial Officer of Autodesk from August 2014 to November 2014 and on the board of directors of Autodesk from January 2006 to June 2018. Prior to Autodesk, Mr. Bass co-founded Ithaca Software and Buzzsaw.com (both acquired by Autodesk). Mr. Bass has also served on the board of directors of HP, Inc. (NYSE: HPQ) from November 2015 to September 2017, and on the board of directors of E2open, Inc. (NYSE: ETWO) from July 2011 until it was acquired by Insight Venture Partners in March 2015. Mr. Bass also served on the board of directors of other technology companies, including Arris Composites, Built Robotics, Bright Machines, VELO3D (NYSE: VLD), and Formlabs. In addition, Mr. Bass serves on the board of trustees of the California College of the Arts, and on the advisory boards of Cornell Computing and Information Science, UC Berkeley School of Information, and UC Berkeley College of Engineering. Mr. Bass holds a B.A. in mathematics from Cornell University. We believe Mr. Bass is qualified to serve as a member of our board of directors due to his extensive executive experience in the technology sector, and public company board experience at technology companies.
Ita Brennan joined Planet’s board in June 2021 and has served on the board of directors of Planet Labs PBC since the consummation of the Business Combination in December 2021. Currently, Ms. Brennan also serves as Chief Financial Officer at Arista Networks, Inc. (NYSE: ANET), a cloud networking solutions company, since May 2015. Ms. Brennan has been a member of the board of directors of Cadence Design Systems, Inc. (Nasdaq: CDNS), a multinational computational software company, since March 2020. Previously, Ms. Brennan served as Chief Financial Officer of QuantumScape Corporation (NYSE: QS), a designer and manufacturer of solid-state lithium metal batteries, from March 2014 to May 2015. Prior to joining QuantumScape Corporation, Ms. Brennan held various roles at Infinera Corporation (Nasdaq: INFN), an intelligent transport networking company, most recently as Chief Financial Officer from July 2010 to February 2014 and Vice President of Finance and Corporate Controller from July 2006 to July 2010. From 1997 to 2006, Ms. Brennan held various roles at Maxtor Corporation, a multi-billion dollar information storage solutions company, including Vice President of Finance for the company’s worldwide operations. She previously served as a member of the board of directors of LogMeIn, Inc., a provider of web-based remote access software and services, from November 2018 to August 2020. Ms. Brennan is a fellow of the Institute of Chartered Accountants and a public accounting alumna of Deloitte & Touche, having worked at the firm in both Ireland and the U.S. We believe Ms. Brennan is qualified to serve as a member of our board of directors due to her extensive executive experience and public company board experience at technology companies.

PLANET LABS PBC	PROXY STATEMENT	14

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2023. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the audit committee will consider this fact when it appoints the independent auditors for the fiscal year ending January 31, 2024. Even if the appointment of Ernst & Young LLP is ratified, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Planet.

Change in Certifying Accountant
As previously disclosed in the Form 8-K filed with the SEC on December 13, 2021, on December 7, 2021, the audit committee of our board of directors dismissed WithumSmith+Brown, PC (“Withum”), dMY IV’s independent registered public accounting firm prior to the Business Combination, and approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 31, 2022. Ernst & Young LLP served as independent registered public accounting firm of Former Planet prior to the Business Combination. The audit committee’s decision to engage Ernst & Young LLP was made because, for accounting purposes, the historical financial statements of the Company include a continuation of the financial statements of Former Planet.
The report of Withum on dMY IV’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity, and cash flows for the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles.
During the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on dMY IV’s financial statements for such period.
During the period from December 15, 2020 (dMY IV’s inception) to December 31, 2020 and subsequent interim period through December 7, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the previously disclosed material weaknesses identified in dMY IV’s internal control over financial reporting related to (i) the classification of warrants issued by dMY IV in connection with dMY IV’s initial public offering in March 2021 and (ii) the improper classification of a portion of dMY IV’s Class A common stock as permanent equity on dMY IV’s balance sheet. The audit committee of the board of directors of dMY IV discussed each of the reportable events with Withum, and dMY IV authorized Withum to respond fully to inquiries of the successor accountant (described below) concerning the reportable events.

PLANET LABS PBC	PROXY STATEMENT	15

The Company previously provided Withum with a copy of the foregoing disclosures and received a letter from Withum addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 13, 2021, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on December 13, 2021.
During the period from December 15, 2020 to December 31, 2020 and the subsequent interim period through December 7, 2021, neither the Company nor anyone on the Company’s behalf consulted with Ernst & Young LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).
Independent Registered Public Accounting Firm Fees and Other Matters
Set forth below are the fees paid to our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended January 31, 2023 and 2022:

Fee Category	Fiscal Year 2023	Fiscal Year 2022

Audit Fees(1)	$4,004,802	$2,300,000

Audit-Related Fees(2)	$352,822	$257,900

Tax Fees(3)	$1,047,311	$871,987

All Other Fees(4)	$—	$-

Total Fees	$5,404,935	$3,429,887

(1)Consists of fees and expenses for services rendered in connection with the audit of our consolidated financial statements, the audit of our internal control over financial reporting, review of our quarterly consolidated financial statements, related accounting consultations, and services provided in connection with other statutory and regulatory filings.
(2)Consists of fees for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit fees,” such as due diligence related to acquisitions.
(3)Consists of fees in connection with domestic and international tax advisory and tax compliance services.
(4)All other fees.

PLANET LABS PBC	PROXY STATEMENT	16

Audit Committee Pre-Approval Policy and Procedures
The audit committee has adopted a pre-approval policy that sets forth procedures and conditions pursuant to which audit and non-audit services to be performed by the independent auditor are pre-approved. The non-audit services described above and provided to us by Ernst & Young LLP prior to the closing of the Business Combination were provided under engagements entered into prior to our adoption of this pre-approval policy, were pre-approved by our audit committee and, following the closing of the Business Combination, in accordance with the policy.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024.

PLANET LABS PBC	PROXY STATEMENT	17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2023 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023.

AUDIT COMMITTEE
Ita Brennan (Chairperson)
Niccolo de Masi
J. Heidi Roizen

PLANET LABS PBC	PROXY STATEMENT	18

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly referred to as a “say-on-pay” vote). Although the vote is nonbinding on our board of directors, we value continuing and constructive feedback from our stockholders on executive compensation and other important matters. Our board of directors and the compensation committee of our board of directors will consider the voting results when making future compensation decisions.
As described under the heading “Compensation Discussion and Analysis” in this proxy statement, the primary objective of our executive compensation program is to retain and motivate our core team of highly qualified executives, including our named executive officers, and align their compensation with our business objectives and with the interests of our stockholders.
Our board of directors encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this proxy statement to review the correlation between compensation and performance, as well as compensation actions taken in fiscal year 2023. Our board of directors believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
We are also asking our stockholders to vote, on an advisory basis, on the frequency of future advisory say-on-pay votes, as discussed further in Proposal No. 4, “Advisory Vote on the Frequency of Say-on-Pay,” and are recommending that they vote to hold say-on-pay votes annually. If future advisory votes on executive compensation are conducted annually, as recommended by our board of directors, our next advisory “say-on-pay” vote is expected to occur at our 2024 annual meeting of stockholders.
Vote Required
The compensation of our named executive officers, to be approved on a non-binding advisory basis, requires the affirmative “FOR” vote of a majority of the votes cast to be approved. Abstentions will not be counted as votes cast. Because the vote is advisory, it is not binding on management or the board of directors. Nevertheless, the views expressed by our stockholders are important to management and the board of directors and, accordingly, the compensation committee and the board of directors intend to consider the results of this vote in making future determinations regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the compensation committee and the board of directors in continuing to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders.
Recommendation of the Board of Directors

Our board of directors unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.
Accordingly, the board of directors unanimously recommends that our stockholders vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company's proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on a non-binding advisory basis.”

PLANET LABS PBC	PROXY STATEMENT	19

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY
In addition to Proposal No. 3, we are also required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory vote on how frequently say-on-pay votes should be held in the future (commonly referred to as a “say-on-frequency” vote). Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the stockholders. Abstentions and broker non-votes are not considered votes cast for any frequency.
Although the say-on-frequency vote is nonbinding, we value continuing and constructive feedback from our stockholders on executive compensation and other important matters. The board of directors and the compensation committee will consider the voting results when making future recommendations on the frequency of the say-on-pay vote.
Vote Required
The approval of the frequency of the say-on-pay vote, on a non-binding advisory basis, requires the affirmative vote of a majority of the votes cast to be approved. If one of the voting options is not adopted by the required vote of the stockholders, our board of directors will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by the stockholders. Abstentions will not be counted as votes cast. Because the vote is advisory, it is not binding on management or the board of directors. Nevertheless, the views expressed by our stockholders are important to management and the board of directors and, accordingly, the compensation committee and the board of directors intend to consider the results of this vote in making determinations in the future regarding the frequency of future say-on-pay votes.
Recommendation of the Board of Directors

Our board of directors unanimously recommends that you vote for the option of "1 YEAR" as the approved frequency, on a non-binding advisory basis, of future say-on-pay votes.

PLANET LABS PBC	PROXY STATEMENT	20

CORPORATE GOVERNANCE
Board Composition
Our board of directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2025 annual meeting of stockholders; Class II, whose term currently expires at the Annual Meeting, and whose subsequent terms will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders. The current Class I Directors are William Marshall, Robert Schingler Jr. and J. Heidi Roizen; the current Class II Directors are Niccolo de Masi and Vijaya Gadde; and the current Class III Directors are Kristen Robinson, Carl Bass and Ita Brennan. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control of the Company.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee represents the board of directors by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of the Company’s business and summarizes for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors receives periodic detailed operating performance reviews from management.
Board Leadership Structure
Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our bylaws and corporate governance guidelines provide that the independent directors of our board of directors may elect a lead independent director if the chairperson of the board of directors is a member of management, or does not otherwise qualify as independent. Our board of directors currently believes that our existing leadership structure, under which our Chief Executive Officer, William Marshall, serves as chairperson of our board of directors and Carl Bass serves as lead independent director, is effective. Our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Carl Bass, as our lead independent director, presides over executive sessions at each meeting of the board of directors.
Director Independence
Our board of directors makes all determinations with respect to director independence in accordance with NYSE listing rules and the rules and regulations promulgated by the SEC. The actual determination of whether a director is independent is made by our board of directors on a case-by-case basis, by considering transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. Our board of directors has determined that, except for William Marshall, our Chief Executive Officer, and Robert Schingler, Jr., our Chief Strategy Officer, none of our current directors have a material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and each of these individuals is independent. In making its determination, our board of directors applied NYSE listing standards and SEC rules and regulations.
Family Relationships
There are no “family relationships” (as defined in Item 401(d) of Regulation S-K) among any of our executive officers or directors.

PLANET LABS PBC	PROXY STATEMENT	21

Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at investors.planet.com under the “Governance” tab. Our code of business conduct and ethics is a “code of ethics”, as defined in Item 406(b) of Regulation S-K. Please note that our Internet website address is provided as an inactive textual reference only. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on our Internet website.
Corporate Governance Guidelines
We have adopted corporate governance guidelines that apply to all of our directors in exercising their responsibilities and with respect to serving the interests of the Planet and our stockholders. Our corporate governance guidelines are available on our website at investors.planet.com under the “Governance” tab.
Meetings of Board of Directors and Attendance
Members of our board of directors are expected to regularly prepare for and attend meetings of the board of directors and committees on which they sit. A director who is unable to attend a meeting of the board of directors or a committee of the board of directors is expected to notify the chairperson of the board of directors or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. For the period from February 1, 2022 to January 31, 2023, there were 6 meetings of our board of directors. All directors attended at least 75% of all board of directors and applicable committee meetings. Members of our board of directors are encouraged to attend annual meetings of stockholders; however, we do not maintain a formal policy regarding director attendance at annual meetings. Six of our directors attended the 2022 annual meeting of stockholders.
Board Committees
The standing committees of our board of directors consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The board of directors may from time to time establish other committees. The composition and functions of each committee are described below.
Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of our audit committee, compensation committee, and nominating and corporate governance committee have adopted a written charter that satisfies the applicable rules and regulations of the SEC and the NYSE Listing standards, which are available on our website at investors.planet.com under the “Governance” tab.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit, the compensation, and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of Planet’s activities given the controlling interests held by our founders, William Marshall and Robert Schingler, Jr. (the “Planet Founders”).
Audit Committee
Our audit committee consists of Ita Brennan, who is serving as the chairperson, J. Heidi Roizen and Niccolo de Masi. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Our board of directors has determined that Ita Brennan qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE. In addition, our board of directors has affirmatively determined that Mr. de Masi’s simultaneous service on the audit committees of more than three public companies does not impair his ability to effectively serve on our audit committee.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal audit function and (5) the performance of the Company’s independent registered public accounting firm.
The board of directors previously adopted a written charter for the audit committee, which is available on our website at investors.planet.com under the “Governance” tab. For the period from February 1, 2022 to January 31, 2023, the audit committee met 7 times.

PLANET LABS PBC	PROXY STATEMENT	22

Compensation Committee
Our compensation committee consisted, through November 9, 2022, of Carl Bass, who served as the chairperson, and J. Heidi Roizen. Effective as of our 2022 annual meeting of stockholders, Kristen Robinson joined our board of directors and the compensation committee. Since November 9, 2022, Ms. Robinson has served as the chairperson of our compensation committee, and Mr. Bass and Ms. Roizen have served as members of the compensation committee. The purpose of the compensation committee is to oversee the performance of the responsibilities of the board of directors relating to compensation of Planet’s executive officers and directors. In furtherance of this purpose, the compensation committee assists the board of directors in discharging its responsibilities relating to (1) setting Planet’s compensation programs and the compensation of its executive officers and directors, (2) reviewing and approving our incentive compensation and equity-based plans and arrangements and (3) preparing the compensation committee report, as required, to be included in our proxy statement under the rules and regulations of the SEC.

The board of directors previously adopted a written charter for the compensation committee, which is available on our website at investors.planet.com under the “Governance” tab. For the period from February 1, 2022 to January 31, 2023, the compensation committee met 5 times.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Vijaya Gadde, who is serving as the chairperson, and Carl Bass. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new members of the board of directors, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying members of the board of directors qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors previously adopted a written charter for the nominating and corporate governance committee, which is available on our website at investors.planet.com under the “Governance” tab. For the period from February 1, 2022 to January 31, 2023, our nominating and corporate governance committee met 6 times.
Identifying and Evaluating Director Nominees
The nominating and corporate governance committee is responsible for identifying and reviewing the qualifications, qualities, skills and other expertise of potential director candidates and recommending to our board of directors those candidates to be nominated for election to our board of directors. The nominating and corporate governance committee will identify and evaluate potential members of the board of directors to ensure the board of directors has requisite expertise and consists of individuals with sufficiently diverse and independent backgrounds.
To facilitate the search process for director candidates, the nominating and corporate governance committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nominating and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the nominating and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the nominating and corporate governance committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the nominating and corporate governance committee may take into account many factors, including: personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at board of director and committee meetings; diversity of experience, qualifications, skills, and other characteristics such as gender and age; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

PLANET LABS PBC	PROXY STATEMENT	23

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, Company Secretary, Planet Labs PBC, 645 Harrison Street, Floor 4, San Francisco, California 94107. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee was at any time during fiscal year 2023, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our board or member of our compensation committee.
Anti-Hedging Policy
Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Communications From Stockholders and Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to our board of directors, the Chairperson of our board of directors, the Chairperson of any of the audit, nominating and corporate governance, and compensation committees, or to the independent directors as a group, may do so by addressing such communications or concerns to the Company Secretary, 645 Harrison Street, Floor 4, San Francisco, California 94107, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.

Delaware Public Benefit Corporation and Dual Class Structure
Planet is a Delaware public benefit corporation ("PBC"). Under Delaware law, a PBC is required to identify in their certificate of incorporation the public benefit or benefits they will promote, and their directors have a duty to manage the affairs of the corporation in a manner that balances the pecuniary interests of the stockholders, the best interests of stakeholders materially affected by the corporation’s conduct, and the specific public benefit or public benefits identified in the corporation's certificate of incorporation. Our mission and business model are aligned with our public benefit purpose, which is: “to accelerate humanity toward a more sustainable, secure, and prosperous world by illuminating environmental and social change.”
In addition to being a PBC, Planet maintains a dual class share structure that Planet feels strengthens our founders’ ability to focus on our public benefit purpose without the risk of challenges by hostile takeovers or other actions that could be focused on short-term gains. Planet feels this protection is important to ensure our public benefit commitments are upheld and embedded in our foundational years as a public company.

PLANET LABS PBC	PROXY STATEMENT	24

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Position	Age
William Marshall	Chairperson, Co-Founder and Chief Executive Officer	44
Robert Schingler, Jr.	Director, Co-Founder and Chief Strategy Officer	44
Ashley Johnson	Chief Financial and Operating Officer	51
Kevin Weil	President, Product & Business	40
For William Marshall’s and Robert Schingler, Jr.’s biographies, see page 13 of this proxy statement.
Ashley Johnson joined Planet as Chief Financial Officer in February 2020 and additionally became Planet’s Chief Operating Officer in March 2021. She has served as the Chief Financial and Operating Officer of Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Ms. Johnson was the Chief Financial Officer of Wealthfront Inc. from June 2015 to February 2020, as well as its Chief Operating Officer from June 2016 to February 2020. Prior to that, she held various positions at ServiceSource International Inc., including as Chief Financial Officer from January 2013 to October 2014, interim Chief Executive Officer from October 2014 to December 2014, and Chief Customer Officer from January 2015 to May 2015. She holds a BA in International Relations and an MA in International Policy Studies from Stanford University.
Kevin Weil has served as Planet’s President, Product & Business since April 2021 and has had such title at Planet Labs PBC since the consummation of the Business Combination in December 2021. Previously, Mr. Weil was the VP Product at Novi (a subsidiary of Meta Platforms, Inc.) from May 2018 to April 2021. Prior to that, he was the VP Product at Instagram (owned by Meta Platforms, Inc.) from March 2016 to May 2018 and he held multiple roles at Twitter, Inc. (NYSE: TWTR) from September 2009 to February 2016, most recently as SVP Product. He holds a BA in Physics and Mathematics from Harvard University and an MS in Physics from Stanford University.

PLANET LABS PBC	PROXY STATEMENT	25

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) section provides an overview and analysis of the compensation awarded to or earned by our named executive officers identified below (each, a “named executive officer”) during fiscal year 2023, including the elements of our compensation program for named executive officers, material compensation decisions made under that program for fiscal year 2023 and the material factors considered in making those decisions. In our fiscal year ended January 31, 2023, our “named executive officers” and their positions were as follows:

•William Marshall, our Chief Executive Officer;
•Ashley Johnson, our Chief Financial and Operating Officer; and
•Robbie Schingler, Jr., our Chief Strategy Officer.

During our fiscal year ended January 31, 2023, no other individuals serving as executive officers of the Company earned total compensation over $100,000.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the current programs summarized in this discussion.

Executive Summary

Total Rewards Philosophy and Objectives
The compensation committee has worked with our management and our independent compensation consultant to design our executive total rewards program, with the following objectives:
•Provide overall compensation to our executives that is aligned to our strategic goals and is externally competitive while maintaining internal parity and rewarding performance without excessive risks.
•Enable us to attract, engage, and retain mission-driven, highly-talented executives.
•Align the interests of our executives with our stockholders to best drive our growing organization in support of our mission.
Our compensation programs provide our named executive officers with a mix of fixed annual pay, short-term variable pay, long-term compensation, and benefits without target allocations for the different components.
Our compensation committee, with the assistance of management and our independent compensation consultant, periodically reviews and analyzes market trends and adjusts the design and operation of our executive compensation program from time to time as it deems necessary and appropriate. While the compensation committee considers a multitude of factors in its deliberations, it places no formal weighting on any one factor. As we continue to evolve and grow as a public company, the compensation committee intends to evaluate our executive compensation program to ensure that it continues to align with our total rewards philosophy and objectives and fuels the future growth of the Company.

PLANET LABS PBC	PROXY STATEMENT	26

Compensation Governance and Best Practices
We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What we do		What we do NOT do

✓	Emphasize performance-based, at-risk compensation linked to Company performance.	✗	Do not grant uncapped cash incentives or guaranteed equity compensation.

✓	Emphasize the use of equity compensation to reward long-term value creation, align interests with shareholders, and promote executive retention.	✗	Do not provide significant perquisites.

✓	Our compensation committee is comprised solely of independent directors with extensive industry experience.	✗	Do not currently provide any compensation related tax gross-ups.

✓	Engage an independent compensation consultant to advise our compensation committee.	✗	Do not allow employees to engage in hedging, short-selling or pledging of Planet securities.

✓	The compensation committee conducts a review at least annually of our executive compensation philosophy and strategy, including a review of the compensation of executives in our peer group for comparative purposes.	✗	Do not pay dividends on unvested equity.

✓	We take risk management into account in making executive compensation decisions, and we conduct an annual risk assessment of our executive and broad-based compensation programs to promote prudent risk management.	✗	Do not maintain defined benefit pension plans or supplemental executive retirement plans.

Fiscal Year 2023 Executive Compensation Highlights
Consistent with our total rewards philosophy, key compensation decisions by our compensation committee for fiscal year 2023 included the following:

•Base Salaries and Target Annual Cash Incentive Opportunities. The fiscal 2023 base salaries for our named executive officers remained level or were increased in order to progress base salaries closer to the market median, based on the market analysis of our independent compensation consultant, as described further below. The fiscal 2023 target bonuses for our named executive officers were also adjusted to further align our named executive officers’ total compensation closer to the market median.
•Annual Cash Incentives. For fiscal year 2023, our compensation committee selected performance goals for our performance-based annual bonus program that were intended to promote our business plan and short-term goals. Under the bonus plan, bonuses were earned by all participating employees (including our named executive officers) for fiscal year 2023 based on attainment of the following Company performance metrics during the relevant performance period: (1) GAAP Revenue and (2) Non-GAAP Adjusted EBITDA (each as defined in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023). Based on our over-achievement of each of the performance goals above target levels during fiscal year 2023, our compensation committee determined to pay out annual bonuses at 105% of target for each of our named executive officers.
•Equity Compensation. In fiscal year 2023, we granted equity-based compensation to one of our named executive officers in the form of restricted stock units ("RSUs"). We believe that RSUs encourage stock ownership effectively and align the interests of our executives with those of our stockholders by directly linking compensation to the value of our common stock.

PLANET LABS PBC	PROXY STATEMENT	27

Executive Compensation Process

Role of our Compensation Committee and Board of Directors
Our compensation committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our named executive officers, other than with respect to our Chief Executive Officer, whose compensation is determined by our board of directors.
In setting executive compensation, the compensation committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation) and our people team, current and past total compensation, competitive market data and analysis provided by the compensation committee’s independent compensation consultant, Company performance and each executive’s impact on that performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations.
Our Chief Executive Officer’s recommendations are based on his evaluation of each other named executive officer’s individual performance and contributions, of which our Chief Executive Officer has direct knowledge. Our board of directors makes decisions regarding our Chief Executive Officer’s compensation, following recommendations from the compensation committee.

Role of Compensation Consultant
In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our total rewards philosophy, our compensation committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in administering our executive compensation program. The compensation committee has evaluated FW Cook’s independence pursuant to the requirements of NYSE and SEC rules and has determined that FW Cook is independent and does not have any conflicts of interest in advising the compensation committee.
Prior to engaging FW Cook and prior to the date on which the Business Combination closed and the Company's stock became publicly traded, legacy Planet Labs Inc. engaged Compensia Inc. ("Compensia") as its compensation consultant. Compensia provided advice to the compensation committee of legacy Planet Labs Inc. regarding the amounts and types of compensation provided to our executive officers and non-employee directors. This advice was considered by the compensation committee of legacy Planet Labs Inc. in fiscal year 2022, when setting the compensation of our named executive officers for fiscal year 2023. Compensia did not provide any services to us during fiscal year 2023.

Role of Management
Our Chief Executive Officer provides recommendations to the compensation committee for the annual compensation of the other named executive officers based on his assessment of their performance. Our Chief Executive Officer and Chief People Officer work with the compensation committee chairperson to set agendas, prepare materials for compensation committee meetings, and generally attend meetings or portions of meetings, as appropriate. However, no member of management is present in compensation committee meetings when matters related to his or her individual compensation are under discussion, when the compensation committee is approving or deliberating on Chief Executive Officer compensation, or when the compensation committee meets in executive sessions.

Current Peer Group
While the compensation committee does not establish compensation levels based solely on the review of market data, such data is presented to the compensation committee and used to ensure our compensation policies and practices will help us attract and retain qualified employees. In consultation with FW Cook, in December 2022, after our compensation committee made its fiscal year 2023 executive compensation determinations, our compensation committee selected our peer group as follows, focusing on revenue, industry, talent competitors, operating income, etc.:

Agilysys	InterDigital	Smartsheet
Cardlytics	LivePerson	Sprout Social
Digital Turbine	Model N	TechTarget
Domo	Momentive Global	Varonis Systems

PLANET LABS PBC	PROXY STATEMENT	28

Everbridge	PagerDuty	Workiva
Fastly	Rapid7	Zuora
The companies in this compensation peer group were selected on the basis of their similarity to us in terms of industry and financial characteristics, as determined using the following criteria:
•headquartered in the United States and traded on a major stock exchange;
•similar size, as measured by revenue and market capitalization;
•similar industry, business model and/or product; and
•preference for companies that completed initial public offerings prior to 2020 to ensure at least two years of disclosed public company pay practices.
The compensation committee reviews our compensation peer group at least annually and makes adjustments to its composition as necessary or appropriate, taking into account changes in both our business and the businesses of the companies in the peer group.
As described below, the fiscal year 2023 executive compensation determinations were made prior to the close of the Business Combination, based on market data provided by Compensia, prior to the formal adoption of a peer group by the compensation committee.
Continuing Review of Compensation Practices and Compensation Risk Assessment
We intend to continue to review our compensation practices and programs and to consider changes as the compensation committee deems appropriate to meet our compensation goals.
Additionally, our compensation committee and senior management assessed whether our compensation practices and programs for our named executive officers and other employees for fiscal year 2023 pose any material risk to us and determined that our compensation practices and programs for fiscal year 2023 are not reasonably likely to have a material adverse effect on us.
The compensation committee monitors our compensation programs on an annual basis and expects to make future modifications as necessary to address any changes in our business or risk profile, specifically, as we continue to evolve and grow our total rewards philosophy and objectives as a public company.

PLANET LABS PBC	PROXY STATEMENT	29

Executive Compensation Elements

The material elements of our executive compensation program are:

Compensation Element	Basis	Purpose
Base Salary	•Individual performance •Expected future performance and contributions •Level of experience, position, duties and responsibility •Relevant competitive market data
•Attracts talent and promotes retention
•Provides a reasonable degree of financial certainty and stability to our executives
•Accurately reflects the executive's respective position, duties and responsibilities
•Discourages inappropriate risk taking

Annual Bonus	•GAAP Revenue (weighted 80%); and •Non-GAAP Adjusted EBITDA (weighted 20%)	•Promotes short-term performance objectives and rewards executives for their contributions toward achieving those objectives •Links pay to company performance

Equity Based Long-Term Incentive Compensation	•Individual performance and contributions •In the form of time-vesting RSUs which vest quarterly over four years	•Promotes retention and links pay to performance •Aligns executives' interests with those of our stockholders •Promotes the creation and maintenance of long-term financial and operational performance

In addition, our named executive officers are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. We are also party to certain employment and equity award arrangements with our named executive officers, which provide for the accelerated vesting of certain equity awards upon the occurrence of a change of control event and/or termination of employment, which aid in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a change of control. Each of these elements of compensation for fiscal year 2023 is described further below.

Executive Compensation Decisions

Adjustments to named executive officer compensation, if any, are typically made in connection with the compensation committee’s annual review, which generally occurs in the first quarter of the fiscal year. Equity awards for our named executive officers are typically granted during the first quarter of the fiscal year. To assess executive compensation, the compensation committee uses FW Cook’s analysis to help structure a competitive executive compensation program, position executive compensation by considering market data, and make individual compensation decisions based on comparable positions at companies with which we compete for talent. As discussed above, the committee considers a number of factors in setting compensation and does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level. Still, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers. Generally, our compensation committee considers the total direct compensation at companies in our peer group and positions our named executive officers' compensation between the 25th and 75th percentiles of total direct compensation for comparable executives at the companies in our peer group. In addition, the compensation committee does not have a set formula by which it determines how much of an executive's compensation is fixed (i.e., base salary) rather than variable or at risk.

PLANET LABS PBC	PROXY STATEMENT	30

The compensation committee will continue to monitor our programs in the context of evolving market practice and our compensation objectives to ensure that we continue to attract and motivate talented executives who can support our growth and long-term stockholder value creation.

2023 Base Salaries
The base salaries of our named executive officers are an important part of their total compensation packages, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a fixed component of our compensation program and provides our named executive officers with a reasonable degree of financial certainty and stability.

During fiscal year 2022, prior to the close of the Business Combination, the compensation committee of legacy Planet Labs Inc. , with support from Compensia, undertook a comprehensive review of the Company’s approach to executive compensation. This review incorporated market data provided by Compensia as well as consideration given to our transition from a private to public company and alignment with the growth and maturity of our business. Following this review, the compensation committee of legacy Planet Labs Inc. approved increases to the base salaries of our named executive officers for fiscal year 2023 as follows: for Mr. Marshall, from $275,000 to $400,000; for Ms. Johnson, from $367,500 to $370,000; and for Mr. Schingler, from $275,000 to $325,000. Such increases were intended to position our named executive officers’ total compensation closer to the 50th percentile of market compensation, among other factors described above.
The named executive officers’ fiscal year 2023 base salaries are set forth in the “Summary Compensation Table” below.

2023 Annual Bonuses
We maintain an annual bonus plan under which our named executive officers were eligible to receive cash bonuses based on attainment of fiscal year 2023 Company performance metrics, as determined by the compensation committee in its discretion.

Annual bonus targets are set as a percentage of base salary, with actual bonuses paid as a ratable portion between 0% and up to a maximum of 125% of the applicable participant’s target bonus. During fiscal year 2022, as part of the review of our compensation program undertaken by the compensation committee of legacy Planet Labs Inc. , with support from Compensia (as discussed above under “—2023 Base Salaries”), the compensation committee of legacy Planet Labs Inc. set our named executive officers’ target bonuses for fiscal year 2023 as follows: for Mr. Marshall, $200,000; for Ms. Johnson, $185,000; and for Mr. Schingler, $162,500. The bonus targets were intended to further align our named executive officers’ total compensation closer to the 50th percentile of market compensation.

The fiscal year 2023 target bonuses of our named executive officers as expressed as a percentage of base salary were as follows:

Name	Fiscal Year 2023 Bonus Target (as % of Base Salary)
William Marshall	50%
Ashley Johnson	50%
Robbie Schingler, Jr.	50%

Under our annual bonus plan, bonuses may be earned based on the Company's performance as measured against pre-established business and/or financial goals that are intended to promote our business plan and short-term goals. For fiscal year 2023, bonuses were earned by all participating employees, including our named executive officers, based on attainment of the following Company performance metrics during fiscal year 2023:

PLANET LABS PBC	PROXY STATEMENT	31

	Weight	Definition
GAAP Revenue	80%	Recognized in accordance with ASC Topic 606, Revenue from Contracts with Customers (“Topic 606”).
Non-GAAP Adjusted EBITDA	20%
We define and calculate Non-GAAP Adjusted EBITDA as net income (loss) before the impact of interest income and expense, income tax expense and depreciation and amortization, and further adjusted for the following items: stock-based compensation, change in fair value of convertible notes and warrant liabilities, gain or loss on the extinguishment of debt and non-operating income and expenses such as foreign currency exchange gain or loss.

Actual amounts of annual bonuses payable to our named executive officers are approved by the compensation committee following the compensation committee’s determination of weighted blended achievement of the performance metrics relative to the applicable targets. This is done twice a year: 40% of the target bonus is eligible to be earned after the completion of the first half of the fiscal year and any remaining unearned portion of the bonus is eligible to be earned after the completion of the second half of the fiscal year. The annual bonus plan full year performance targets and actual performance for fiscal year 2023 are summarized below:

(all $ amounts in thousands)	Target Range (100%)	Actual Performance
GAAP Revenue	$180,000 - $186,000	$191,256
Non-GAAP Adjusted EBITDA	$(70,000) - $(64,000)	$(56,801)
In light of our achievement of each of the performance goals above target levels, our compensation committee determined to pay out annual bonuses at 105% of target for each of our named executive officers. The following table sets forth the annual bonus earned in fiscal year 2023 under our annual bonus plan for our named executive officers:

Name	Fiscal Year 2023 Bonus Target	Fiscal Year 2023 Bonus Earned
William Marshall	50%	$210,000
Ashley Johnson	50%	$194,250
Robbie Schingler, Jr.	50%	$170,625

2023 Equity Based Long-Term Incentive Compensation
We view equity-based compensation as an important component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our employees with those of our stockholders. We do not currently have a formal policy for determining the value of or number of shares subject to equity-based awards to grant to named executive officers.

In fiscal year 2023, we granted equity-based compensation to Ms. Johnson in the form of 193,799 RSUs. Such grant was intended to reward Ms. Johnson for her individual performance and increase her Planet stock ownership, among other factors described above. Ms. Johnson’s RSU award vests quarterly over a 4-year period, subject to her continued service through the applicable vesting date. In light of the aggregate value of equity awards granted to our other named executive officers prior to fiscal year 2023, we did not grant equity-based awards to any other named executive officer during fiscal 2023.

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Other Elements of our Executive Compensation

Retirement Plans
We maintain a defined contribution 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the "Code") allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Health/Welfare Plans
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including: medical, dental and vision benefits; medical and dependent care flexible spending accounts; medical health savings accounts; short-term and long-term disability insurance; life insurance; and flexible paid time off. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Perquisites
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. During fiscal year 2023, we provided our named executive officers with limited perquisites and personal benefits consisting of Company-paid life insurance, as set forth below in the Summary Compensation Table in the column entitled “All Other Compensation”.

No Tax Gross-Ups
We do not currently make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Severance and Change of Control Arrangements
We are party to certain employment and equity award arrangements with our named executive officers, which provide for the accelerated vesting of certain equity awards upon the occurrence of a change of control event and/or termination of employment. Our compensation committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can mitigate a potential disincentive for our named executive officers when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under our severance and change of control arrangements are designed to be competitive with market practices.
A description of these arrangements, as well as the estimated payments and benefits that our named executive officers would have been eligible to receive under these arrangements upon a termination of employment or change of control of our company as of January 31, 2023 (as applicable), are set forth in “Potential Payments Upon Termination or Change of Control” below.

Stock Ownership Guidelines
Effective May 26, 2023, upon recommendation from the compensation committee, our board of directors adopted stock ownership guidelines that are applicable to our named executive officers, and to our non-employee directors. Our named executive officers and directors are expected to satisfy the applicable guidelines based on a base salary or annual retainer multiple, as applicable, within five years after an individual first becomes subject to such guidelines and maintain compliance thereafter for as long as the individual remains subject to the guidelines. We believe that stock ownership guidelines align the interests of our officers and directors with our stockholders and encourage long-term management of the Company for the benefit of its stockholders. The common stock minimum ownership thresholds under the guidelines are:

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Position	Multiple of Annual Base Salary or Annual Retainer
Chief Executive Officer	6x
Other Named Executive Officers	3x
Other Employee Directors	3x
Non-employee Directors	3x
Under the stock ownership guidelines, shares of common stock underlying outstanding stock options, or performance stock units (whether vested or unvested) do not count when determining the satisfaction of the applicable threshold.

Prohibited Transactions
Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees, including our named executive officers. The policy prohibits our named executive officers and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause a named executive officer to no longer have the same objectives as the Company’s other stockholders. Under the Insider Trading Policy, short sales, margin purchases and pledging the Company’s securities as collateral to secure loans are explicitly prohibited.

Clawback Policy
In light of the recently published SEC rules regarding clawback policies, we intend to adopt a clawback policy in our fiscal year ending January 31, 2024, following the NYSE’s adoption of its relevant clawback listing standards.

Section 409A
The compensation committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m)
Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees”, which generally includes all named executive officers. While the compensation committee may take the deductibility of compensation into account when making compensation decisions, the compensation committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

“Golden Parachute” Payments
Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change of control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the compensation committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not currently provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change of control.

Accounting for Share-Based Compensation
We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and RSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our named executive officers may never realize any value from their awards.

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Report of the Compensation Committee
The compensation committee of the Company's board of directors has reviewed and discussed this CD&A with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023.
Respectfully submitted by the members of the compensation committee of the board of directors of Planet Labs PBC.
Kristen Robinson (Chairperson)
Carl Bass
Heidi Roizen

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EXECUTIVE COMPENSATION TABLES
This section discusses the material components of the executive compensation program for our named executive officers.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the programs summarized in this discussion.
Summary Compensation Table
The following table sets forth compensation information of our named executive officers for our fiscal year ended January 31, 2023 (“fiscal year 2023”), fiscal year ended January 31, 2022 (“fiscal year 2022”) and our fiscal year ended January 31, 2021 (“fiscal year 2021”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards($) (2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total
William Marshall	2023	400,000	—	—	—	210,000	285	610,285
Chief Executive Officer	2022	275,000	—	4,050,217	6,328,801	200,000	9,625	10,863,643
	2021	275,000	—	—	11,692,000	124,404	2,865	11,969,865

Ashley Johnson (5)	2023	370,000	—	988,375	—	194,250	690	1,553,315
Chief Financial and Operating Officer	2022	367,500	25,000	2,004,346	3,214,726	185,000	1,747	5,798,319
	2021	345,625	—	790,000	4,898,000	42,976	358	6,033,983

Robbie Schingler, Jr.	2023	325,000	—	—	—	170,625	285	495,910
Chief Strategy Officer	2022	275,000	—	1,188,772	2,114,417	162,000	10,682	3,751,371
	2021	275,000	—	—	3,160,000	45,192	2,470	3,482,662
(1)Amount included reflects the transaction bonus paid to Ms. Johnson in connection with the closing of the Business Combination.
(2)Amounts included reflect the full grant-date fair value of RSUs and stock options granted during the relevant fiscal year, and certain earn-out shares that the named executive officer became eligible to receive upon the closing of the Business Combination in 2021, in each case, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. Assumptions used to calculate these amounts are included in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 31, 2023.
(3)Amounts represent bonuses earned under our annual bonus plan and paid in cash. For additional information, see “Compensation Discussion & Analysis – Executive Compensation Decisions – 2023 Annual Bonuses” above.
(4)For fiscal year 2023, amounts include Company-paid life insurance premiums for each named executive officer as follows: Mr. Marshall: $285; Ms. Johnson: $690; and Mr. Schingler: $285.
(5)Ms. Johnson joined the Company as our Chief Financial Officer on February 6, 2020.
Grants of Plan-Based Awards in Fiscal Year 2023
The following table provides additional information about the annual cash bonuses for fiscal year 2023 and the equity awards granted to our named executive officers in fiscal year 2023.

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Name	Grant Date	Type of Award	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (2)(#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold($)	Target($)	Maximum($)
William Marshall	—	Bonus	0	$200,000	$250,000

Ashley Johnson	—	Bonus	0	$185,000	$231,250
	6/17/2022	RSUs				193,799	$988,375

Robbie Schingler, Jr.	—	Bonus	0	$162,500	$203,125
(1)Amounts represent the target and maximum amounts of annual cash bonuses that may have become payable to each named executive officer under our annual bonus plan. The actual annual cash bonuses awarded to Mr. Marshall, Ms. Johnson and Mr. Schingler, as determined by our compensation committee based on the level at which the applicable corporate performance goals were attained, are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
(2)Amount represents RSUs granted to Ms. Johnson covering 193,799 shares of Class A common stock. These RSUs vest in substantially equal quarterly installments over four years, subject to Ms. Johnson’s continued service through the applicable vesting date.
(3)The aggregate grant date fair value of awards presented in this column is calculated in accordance with ASC 718, as further described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 31, 2023.
Additional Disclosure to Executive Compensation Tables
Executive Compensation Arrangements
We are party to employment offer letters with Mr. Marshall, Ms. Johnson and Mr. Schingler. Each offer letter sets forth the terms and conditions of employment for the applicable named executive officer, including his or her initial base salary, initial target bonus opportunity (if any), initial equity grants, and eligibility to participate in our employee benefit plans.
Mr. Marshall, Ms. Johnson and Mr. Schingler have also entered into indemnification agreements and our standard proprietary information, invention assignment, and arbitration agreement.
Ms. Johnson’s employment offer letter also contains certain "double-trigger" change of control benefits, which are described further below under "Potential Payments Upon Termination or Change of Control."
Base Salaries
The named executive officers receive base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of January 31, 2023, our named executive officers’ annual base salaries were as follows: Mr. Marshall: $400,000; Ms. Johnson: $370,000; and Mr. Schingler: $325,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in fiscal year 2023.
Annual Bonuses
We maintain an annual bonus plan under which our named executive officers were eligible to receive cash bonuses with respect to our fiscal year 2023, based on the attainment of certain Company performance metrics, as determined by the compensation committee of our board of directors, at their discretion.
Under the bonus plan, bonuses were earned by all participating employees for fiscal year 2023 based on attainment of the following Company performance metrics during the relevant performance period: (1) GAAP Revenue and (2) Non-GAAP Adjusted EBITDA. Under the bonus plan for fiscal year 2023, Mr. Marshall’s annual bonus target was $200,000, Ms. Johnson’s annual bonus target was $185,000, and Mr. Schingler’s annual bonus target was $162,500.
The actual annual cash bonuses awarded to each of our named executive officers for fiscal year 2023, as determined by our compensation committee based on the level at which the applicable performance goals were attained, are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

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Outstanding Equity Awards at Fiscal Year-End
The following reflects information regarding outstanding equity awards held by each named executive officer as of January 31, 2023.

				Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)
William Marshall	4/21/2020	6/1/2017	(3)	2,833,903	—	4.04	4/21/2030	—	—
	6/30/2021	6/1/2021	(4)	363,814	555,289	9.75	6/30/2031	—	—
	6/30/2021	6/1/2022	(4)	107,233	628,049	9.75	6/30/2031	—	—
	12/7/2021	—	(5)	—	—	—	—	495,591	2,453,175

Ashley Johnson	4/21/2020	2/6/2020	(6)	865,651	321,524	4.04	4/21/2030	—	—
	4/21/2020	2/6/2020	(7)	—	—	—	—	51,856	256,687
	6/30/2021	6/1/2021	(4)	212,231	323,912	9.75	6/30/2031	—	—
	6/30/2021	6/1/2022	(4)	44,682	261,685	9.75	6/30/2031	—	—
	12/7/2021	—	(5)	—	—	—	—	245,255	1,214,012
	6/17/2022	6/15/2022	(8)	—				169,575	839,396

Robbie Schingler, Jr.	4/21/2020	6/1/2017	(3)	765,919	—	4.04	4/21/2030	—	—
	6/30/2021	6/1/2021	(4)	109,154	166,576	9.75	6/30/2031	—	—
	6/30/2021	6/1/2022	(4)	40,215	235,515	9.75	6/30/2031	—	—
	12/7/2021	—	(5)	—	—	—	—	145,460	720,027
(1)Amounts calculated reflect adjustments to the number of shares subject to the award (and exercise price, as applicable) for the exchange ratio of approximately 1.53184 in connection with the Business Combination.
(2)Amount calculated based on the fair market value of our Class A common stock on January 31, 2023, which was $4.95.
(3)Represents an option that has vested in full.
(4)1/48th of the shares subject to the option vest on each monthly anniversary of the vesting commencement date, subject to continued service through the applicable vesting date.
(5)Represents earn-out shares that will become earned and issuable with respect to outstanding equity awards held by the named executive officers as of the consummation of the Business Combination in four substantially equal installments if (i) the closing price of our Class A common stock equals or exceeds $15.00, $17.00, $19.00 and $21.00, respectively, over any 20 trading days within any 30 day trading period prior to December 7, 2026 or (ii) if we consummate a change of control transaction prior to December 7, 2026 that entitles our stockholders to receive a per share consideration of at least $15.00, $17.00, $19.00 and $21.00, respectively, in each case, subject to the applicable named executive officer’s continued service through the date of the applicable triggering event.
(6)25% of the shares subject to the options vest on the one-year anniversary of the vesting commencement date, with 1/48th of the shares vesting monthly thereafter, subject to continued service through the applicable vesting date. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in each case, within 12 months following a “change of control” of the Company, 50% of the then-unvested shares underlying the option will vest.
(7)Represents RSUs that are subject to both a service-based vesting condition and a liquidity-based vesting condition. The service-based vesting condition is satisfied as to 25% of the RSUs on the one-year anniversary of the vesting commencement date, and as to 1/48th of the RSUs monthly thereafter, subject to continued service through the applicable vesting date. The liquidity-based vesting condition was satisfied upon the closing of the Business

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Combination. In the event that the executive’s employment is terminated by the Company for any reason other than “cause” or the executive resigns for “good reason”, in each case, within 12 months following a “change of control” of the Company, 50% of the then-unvested RSUs will satisfy the service-vesting condition and vest.
(8)1/16th of the shares subject to the RSUs vest on each quarterly anniversary of the vesting commencement date, subject to continued service through the applicable vesting date.

Option Exercises and Stock Vested in Fiscal Year 2023
The following table summarizes the RSUs, on an aggregated basis, that vested for each named executive officer during fiscal year 2023. No options were exercised by named executive officers during fiscal year 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Ashley Johnson	72,096.00	$403,396

(1)Amounts are calculated by multiplying the number of shares vested by our closing stock price on the vesting date.

Potential Payments Upon Termination or Change of Control

We are party to an employment offer letter and certain equity award agreements with Ms. Johnson, which provide for the accelerated vesting of certain equity awards upon certain terminations of her employment within 12 months following a change of control of the Company. In addition, our named executive officers are eligible to receive certain earn-out shares (as defined below) upon a change of control of the Company. A description of these arrangements is set forth below.

Accelerated Vesting of Stock Options and RSUs

In fiscal year 2021, Ms. Johnson received stock options (consisting of both nonqualified and incentive stock options) and restricted stock units in connection with her commencement of employment with the Company. The stock options vest over four years following the commencement of her employment, with 25% of the stock options vesting on the one-year anniversary of her start date and the remaining 75% vesting in monthly installments over the following 36 months, subject to her continued service through the applicable vesting date. The restricted stock units are subject to both a service-based vesting condition, which is satisfied on the same vesting schedule as her stock option grant described above, and a liquidity-based vesting condition, which was satisfied upon the closing of the Business Combination. In accordance with the terms of her employment offer letter and her respective equity award agreements, in the event that Ms. Johnson’s employment is terminated by the Company for any reason other than “cause” or as a result of her voluntary resignation for “good reason” (each such term as defined in her employment offer letter or the applicable award agreement), in any case, within 12 months following a “change of control” of the Company (as defined under the Company’s Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”)), then, subject to her execution and non-revocation of a general release of claims in favor of the Company, 50% of the then-unvested shares pursuant to the stock options will vest, and 50% of the then-unvested RSUs will service-vest.

No other unvested stock options or RSU awards held by our named executive officers (including those granted to Ms. Johnson in fiscal year 2022 and fiscal year 2023) are (or were during fiscal year 2023) subject to accelerated vesting provisions.

Earn-outs
Pursuant to the terms of the Business Combination, upon the closing of the Business Combination, each holder of outstanding equity awards covering Company common stock immediately before the consummation of the Business Combination, which includes our named executive officers, became entitled to receive their respective pro rata shares of up to 27,000,000 additional shares of our Class A common stock (the “earn-out shares”). The earn-out shares are comprised of four substantially equal tranches, which will become earned and issuable if (i) the closing price of our Class A common stock equals or exceeds $15.00, $17.00, $19.00 and $21.00, respectively, over any 20 trading days within any 30-day trading period prior to December 7, 2026 (with 6,750,000 shares becoming earned and issuable upon the achievement of each such

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stock price milestone), or (ii) we consummate a change of control transaction prior to December 7, 2026 that entitles our stockholders to receive a per share consideration of at least $15.00, $17.00, $19.00 and $21.00, respectively, in each case, subject to the holder’s continued employment or service through the applicable triggering event.

The earn-out shares that each named executive officer is eligible to earn in respect of outstanding equity awards held by him or her at the time of the Business Combination are included above in the Outstanding Equity Awards at Fiscal Year-End table. Upon a change of control of the Company, earn-out shares will only be earned if the required stock price milestones are achieved upon such change of control, subject to the holder’s continued employment or service through the change of control.
Estimated Potential Payments
The following table summarizes the payments and benefits that would be made to our named executive officers upon the occurrence of certain qualifying terminations of employment and/or a change of control of the Company, in any case, occurring on January 31, 2023. Amounts shown do not include earn-out shares, as the required stock price milestones were not met as of January 31, 2023 and, accordingly, no earn-out shares would have been issued to our named executive officers if a change of control had occurred on such date. Also, amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the named executive officer during his or her employment that are available to all salaried employees, such as accrued vacation.

As such, the potential payments that our named executive officers would have received upon such events as of January 31, 2023 only include the acceleration of certain options and RSUs outstanding for Ms. Johnson, as described above.

Name	Benefit	Involuntary Separation from Service due to Termination Without "Cause" or for "Good Reason" within 12 months of a Change of Control ($) (1)
Ashley Johnson	Options (1)	$0
	RSUs (2)	$128,343.60
(1)“Cause” means (i) a material act of dishonesty made by the named executive officer in connection with performance of the named executive officer’s responsibilities as an employee, (ii) the named executive officer’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (iii) the named executive officer’s gross misconduct in connection with performance of the named executive officer’s duties as an employee of the Company, (iv) the named executive officer’s unauthorized use or disclosure in violation of the Company’s policies regarding the use of any proprietary information or trade secrets of the Company or any other party to whom the named executive officer owes an obligation of nondisclosure as a result of the named executive officer’s relationship with the Company; (v) the named executive officer's persistent and willful failure to perform the named executive officer’s duties and responsibilities to the Company after written notice of the acts or omissions constituting the grounds for “Cause” and a failure to remedy such failure within thirty (30) days of the named executive officer’s receipt of such written notice; or (vi) the named executive officer's material and willful breach of any obligations under any written agreement or covenant with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of the named executive officer’s death or disability.

“Good Reason” means the named executive officer’s resignation within thirty (30) days following the expiration of any Company cure period (as discussed below) without cure following the occurrence of one or more of the following, without the named executive officer’s written consent: (i) a material reduction of the named executive officer’s duties, position, title or responsibilities, or the named executive officer’s removal from such position and responsibilities, either of which results in a material diminution of the named executive officer’s authority, duties or responsibilities, unless the named executive officer is provided with a comparable or greater position (i.e., a position of equal or greater organizational level, duties, authority, compensation and status); (ii) a material reduction in the named executive officer’s base salary or total compensation (base salary plus target bonus) as in effect immediately prior to the change of control; (iii) a material change in geographic location at which the named executive officer must perform services (includes relocation that is twenty-five (25) miles or more from the named executive officer’s then-current location unless such relocation is closer to the named executive officer’s principal residence at the time of such relocation); or (iv) material breach by the Company of any written agreement between the Company and the named executive officer. The named executive officer must first provide the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of thirty (30) days following the date of such notice.

“Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) the holders of capital stock of the Company approve a plan of complete liquidation of the Company, (iii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, or (iv) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule

PLANET LABS PBC	PROXY STATEMENT	40

13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities; provided, a transaction will not be considered a Change of Control for purposes of accelerated vesting of the RSUs unless the transaction also qualifies as a change of control event within the meaning of Section 409A of the Code. Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s board of directors. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

(2)With respect to options, the value of equity acceleration was calculated by (i) multiplying the number of accelerated shares of common stock underlying the option by $4.95, the closing trading price of our common stock on January 31, 2023 and (ii) subtracting the aggregate exercise price for such accelerated shares. This formula resulted in a value of $0 as shown in the table above because the exercise price per share of this option ($6.19) was greater than the closing trading price of our common stock on January 31, 2023 ($4.95).

(3)With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs by $4.95, the closing trading price of our common stock on January 31, 2023.

PLANET LABS PBC	PROXY STATEMENT	41

Pay Versus Performance Disclosure

The following table summarizes information concerning the compensation of our Chief Executive Officer (referred to in this discussion as our principal executive officer (“PEO”) and our non-PEO named executive officers (“Non-PEO NEOs”) and our financial performance for fiscal years 2023 and 2022. This disclosure has been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation S-K under the Exchange Act (“Item 402(v)”) and does not necessarily reflect value actually realized by the named executive officers or how the compensation committee evaluates compensation decisions in light of Company or individual performance. For discussion of how the compensation committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion & Analysis elsewhere in this proxy statement.

					Value of Initial Fixed $100 Investment Based on:		(in thousands)
Year (1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(4)(5)	Net Income (Loss) ($)(6	GAAP Revenue (6)(7)
2023	610,285	(70,497)	1,024,613	582,656	45.79	73.74	(161,966)	191,256

2022	10,863,643	6,866,622	12,275,147	8,330,956	56.43	93.59	(137,124)	131,209

(1)In accordance with Instruction 2 to Item 402(v), we have not provided disclosure for fiscal years during which we were not required to report pursuant to Section 13(a) or 15(d) of the Exchange Act.
(2)William Marshall was our PEO for fiscal years 2023 and 2022. Our Non-PEO NEOs, for each year presented above were:

Fiscal Year	Non-PEO NEOs
2023	Ashley Johnson and Robbie Schingler, Jr.
2022	Ashley Johnson and Kevin Weil
(3)The following table summarizes the adjustments made to each of the PEO's total compensation and Non-PEOs' average total compensation, in each case, reported in the Summary Compensation Table, as required by SEC rules, to calculate "Compensation Actually Paid" amounts included in the table above. The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for RSU awards, the closing price per share as of the applicable date; (ii) for stock options, using the Black-Scholes option pricing model as of the applicable date; and (iii) for earn-out awards, using a model based on multiple stock price paths developed through the use of a Monte Carlo simulation that incorporates into the valuation the possibility that the market condition targets may not be satisfied as of the applicable date. For further details, please see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 31, 2023. The valuation methods used to calculate fair values did not materially differ from those disclosed as of the grant date of the equity awards. The fair value of the employee stock options granted during the fiscal years ended January 31, 2023, January 31, 2022 and January 31, 2021 was estimated using the following assumptions:

	Year Ended January 31,
	2023	2022	2021
Weighted-average expected term (years)	3.6 - 5.1	3.6 -6.1	4.7 - 5.4
Expected volatility	61.40% - 75.49%	55.90% - 63.92%	54.51% - 56.24%
Risk-free interest rate	1.56% - 4.455%	0.33% - 1.685%	0.62%
Dividend yield	0.00%	0.00%	0.00%

PLANET LABS PBC	PROXY STATEMENT	42

Adjustments	Fiscal Year 2023		Fiscal Year 2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Total Compensation	610,285	1,024,613	10,863,643	12,275,147

Adjustments for stock awards and option awards (1)
(Deduct): Aggregate value for stock awards and option awards included in Summary Compensation Table Total Compensation for the covered fiscal year	—	(494,188)	(10,379,018)	(11,960,050)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	—	419,698	5,751,773	6,417,961
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(815,992)	(487,409)	—	655,031
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	73,520	630,224	183,824
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting occurred in covered fiscal year	135,210	46,422	—	759,043

Compensation Actually Paid under Item 402(v)	(70,497)	582,656	6,866,622	8,330,956
(4)Represents the cumulative total stockholder return of our peer group, assuming $100 was invested for the period starting December 7, 2021, through the end of the applicable year and assuming the reinvestment of all dividends (if any).
(5)The peer group used in this disclosure is the Nasdaq Computer Index, which is the same peer group used in the stock performance graph required by Item 201(e) of Regulation S-K and included in Part II, Item 5 of our Annual Report on Form 10-K.
(6)Net Income (Loss) and GAAP Revenue used in this disclosure are as reported in the Company’s Consolidated Statements of Income included in our Annual Report on Form 10-K.

(7)For the purposes of this disclosure, the Company designated GAAP Revenue as its selected financial measure, which, in the Company's assessment, represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to our named executive officers, for fiscal year 2023, to the Company’s performance.

Tabular List of Most Important Financial Performance Measures
The following are the two financial performance measures that the Company uses to link compensation actually paid to our named executive officers to Company performance for fiscal year 2023:

Financial Performance Measures
GAAP Revenue
Non-GAAP Adjusted EBITDA
The Company does not utilize any other financial performance measures in the compensation program for its named executive officers. For additional details regarding our most important financial performance measures, please see the section titled “— 2023 Annual Bonuses” in our Compensation Discussion & Analysis elsewhere in this proxy statement.

Relationship Between Financial Performance Measures and Compensation Actually Paid

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our cumulative and peer group total shareholder return ("TSR"), (ii) our net income (loss), and (iii)

PLANET LABS PBC	PROXY STATEMENT	43

our GAAP Revenue, in each case, for fiscal year 2022 and fiscal year 2023. TSR amounts reported in the graph assume an initial fixed investment of $100 on December 7, 2021 and the reinvestment of all dividends (if any).

PLANET LABS PBC	PROXY STATEMENT	44

PLANET LABS PBC	PROXY STATEMENT	45

DIRECTOR COMPENSATION
Outside Director Compensation Policy
We maintain a compensation policy for our non-employee directors, or the “Outside Director Compensation Policy.” Commencing with fiscal year 2023, our non-employee directors were eligible to receive certain cash compensation and equity awards under the Outside Director Compensation Policy. The material terms of the Outside Director Compensation Policy are summarized below.
Cash Compensation
Under the Outside Director Compensation Policy, our non-employee directors are entitled to the following cash retainers for their service on our board of directors:
•Annual Retainer: $150,000
•If the non-employee director serves as the lead independent director or as chairperson of a committee, an additional annual retainer as follows:
◦Lead Independent Director: $25,000
◦Chairperson of Audit Committee: $20,000
◦Chairperson of Compensation Committee: $12,000
◦Chairperson of Nominating and Governance Committee: $8,000
Annual cash retainers are generally paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service. In addition, reasonable, customary and documented expenses for travel to board meetings are eligible to be reimbursed by the Company.
Equity Compensation
Under the Outside Director Compensation Policy, our non-employee directors are entitled to the following equity awards for their service on our board of directors:
•Initial Award: Each non-employee director who is initially elected or appointed to serve as a non-employee director of our board of directors will automatically be granted an RSU award with a value equal to $200,000, multiplied by the fraction obtained by dividing (i) the number of days during the period beginning on the date the individual first becomes a non-employee director and ending on the one-year anniversary of the date of the most recent annual meeting of our stockholders to occur prior to the grant date by (ii) 365 (the “Initial Award”).
•Annual Award: Each non-employee director who is serving on our board of directors as of the date of the annual meeting of our stockholders each calendar year will automatically be granted an RSU award with a value equal to $200,000 (the “Annual Award”).
Each Initial Award and each Annual Award will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting of our stockholders following the grant date, subject to the applicable director’s continued service on the board through the applicable vesting date. In addition, each outstanding Initial Award and Annual Award will vest in full upon a change of control of the Company (as defined in the 2021 Plan), subject to the applicable director’s continued service on the board until at least immediately prior to the change of control.
Compensation Elections
Each non-employee director has the option to elect, on or prior to December 31st of the calendar year immediately prior to the calendar year in which the next annual meeting occurs, to receive up to the entire amount of his or her annual cash retainer for the period commencing on the date of such next annual meeting in the form of an award of RSUs of equivalent value. Any such award of RSUs will be granted at the same time as the Annual Award and will vest in four equal installments on each of September 15, December 15, March 15, and June 15 following the grant date, subject to the applicable director’s continued service on the board through the applicable vesting date.

Additional Grants in 2023
As part of the Company’s plan to compensate legacy directors eligible to receive equity award grants under our Outside Director Policy for the time period between the completion of our Business Combination and the anticipated date of our annual meetings (typically expected to be in the second quarter of our fiscal year), in fiscal year 2023, the compensation committee approved “stub period” equity grants in the form of RSUs to certain of our legacy directors (Ms. Brennan, Mr. de Masi, Ms. Gadde and Ms. Roizen). The "stub period" grants were pro-rated to compensate these legacy directors for a four-month period and vested on the date of our first annual meeting of stockholders (November 9, 2022).

PLANET LABS PBC	PROXY STATEMENT	46

Director Compensation Table
The table below sets forth the compensation earned by our non-employee directors, including cash compensation and equity awards, for their service on our board of directors in fiscal year 2023. Each other member of our board of directors (Mr. Marshall and Mr. Schingler) is an executive officer and employee of the Company and did not receive any additional compensation for his services as a director in fiscal year 2023. The compensation earned by Mr. Marshall and Mr. Schingler in fiscal year 2023 is set forth in the Summary Compensation Table above.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Total ($)
Kristen Robinson	$36,538	$197,736	$234,274
Carl Bass	$9,293	—	$9,293
Ita Brennan	$170,000	$258,766	$428,766
Niccolo de Masi	$150,000	$258,766	$408,766
Vijaya Gadde	$158,000	$258,766	$416,766
Heidi Roizen	$150,000	$258,766	$408,766
(1)Reflects cash retainer fees earned by our non-employee directors in fiscal year 2023.
(2)Reflects stub period grants and Annual Awards to eligible directors under our Outside Director Compensation Policy as described above. Amounts reflect the full grant-date fair value of RSUs granted during the reported period computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the non-employee director, as further described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 31, 2023.
The table below shows, as of January 31, 2023, the aggregate number of shares subject to RSUs and options (exercisable and unexercisable) held by, and earn-out shares that may become issuable to, each non-employee director who was serving in such capacity as of January 31, 2023.

Name	Stock Awards Outstanding at Fiscal Year End	Options Outstanding at Fiscal Year End
Kristen Robinson	37,808
Carl Bass	175,393	529,931
Ita Brennan	39,498
Niccolo de Masi	37,808
Vijaya Gadde	37,808
Heidi Roizen	37,808

PLANET LABS PBC	PROXY STATEMENT	47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Class A common stock and Class B common stock as of May 15, 2023 by:
•each person who is known to be the beneficial owner of more than 5% of shares of our Class A common stock or Class B common stock;
•each of Planet’s current named executive officers, current directors and director nominees; and
•all current executive officers, current directors and director nominees of Planet as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of May 15, 2023.

Unless otherwise indicated, Planet believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner (1)	Shares	%	Shares	%
5% Holders
Google LLC (2)	31,942,641	12.54%	-	-
Entities affiliated with Draper Fisher Jurvetson (3)	23,249,784	9.13%	-	-
The Vanguard Group (4)	17,293,586	6.79%	-	-
Directors, Director Nominees and Named Executive Officers (5)
William Marshall (6)	14,191,652	5.27%	10,578,793	50.0%
Robert Schingler, Jr. (6)(7)	11,597,130	4.35%	10,578,793	50.0%
Ashley Johnson	1,525,087	*	-	-
Carl Bass	657,586	*	-	-
Ita Brennan	64,840	*	-	-
Niccolo de Masi (8)	3,097,233	1.22%	-	-
Vijaya Gadde	49,522	*	-	-
Heidi Roizen	49,522	*	-	-
Kristen Robinson	37,808	*	-	-
All directors, director nominees and executive officers as a group (10 individuals)	32,600,493	11.49%	21,157,586	100.0%
* Less than one percent
(1)Unless otherwise noted, the business address of each of the directors and executive officers is 645 Harrison St., Floor 4, San Francisco, California 94107.
(2)Pursuant to the Schedule 13G filed by Google LLC on December 17, 2021, each of Google LLC, XXVI Holdings Inc. (the managing member of Google LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may be deemed to have sole power to vote and sole power to dispose of the securities owned directly by Google LLC. The address for Google LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043. Each of the reporting entities disclaim beneficial ownership over such securities except to the extent of their pecuniary interest therein.

PLANET LABS PBC	PROXY STATEMENT	48

(3)Pursuant to the Schedule 13G filed by Draper Fisher Jurvetson Fund X, L.P. (“Fund X”) on January 31, 2023 (“Draper 13G”), 20,909,027 shares of our Class A common stock are held by Fund X, 638,863 shares of our Class A common stock are held by Draper Fisher Jurvetson Partners X, LLC (“Partners X”), 940,235 shares of our Class A common stock are held by Draper Associates Riskmasters Fund II, LLC (“DARF II”), and 761,659 shares of our Class A common stock are held by Draper Associates Riskmasters Fund III, LLC (“DARF III”). Pursuant to the Draper 13G, (a) each of Fund X, Draper Fisher Jurvetson Fund X Partners, L.P. (“Fund X Partners”), and DFJ Fund X, Ltd. (“Fund X Ltd.”) may be deemed to have shared power to vote and shared power to dispose of 20,909,027 shares of our Class A common stock, (b) Partners X may be deemed to have shared power to vote and shared power to dispose of 638,863 shares of our Class A common stock, (c) DARF II may be deemed to have shared power to vote and shared power to dispose of 940,235 shares of our Class A common stock, (d) DARF III may be deemed to have shared power to vote and shared power to dispose of 761,659 shares of our Class A common stock, (e) Timothy C. Draper, as a managing director of Fund X, a managing member of Partners X, a director of Fund X Ltd. and the managing member of DARF II and DARF III, may be deemed to have sole power to vote and sole power to dispose of 1,701,894 shares of our Class A common stock and shared power to vote and shared power to dispose of 21,547,890 shares of our Class A common stock, (f) John H. N. Fisher, as a managing director of Fund X, a managing member of Partners X and a director of Fund X Ltd, may be deemed to have shared power to vote and shared power to dispose of 21,547,890 shares of our Class A common stock, and (g) Andreas Stavropoulos, Joshua Stein and Donald F. Wood, each directors of Fund X Ltd., may be deemed to have shared power to vote and shared power to dispose of 20,909,027 shares of our Class A common stock. The address for Fund X, Fund X Partners, Fund X Ltd., Partners X, Mr. Fisher, Mr. Stavropoulos, Mr. Stein and Mr. Wood is 2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025. The address for DARF II, DARF III and Mr. Draper is 55 East 3rd Avenue, San Mateo, CA 94401. Mr. Draper. Mr. Fisher, Mr. Stavropoulos, Mr. Stein, and Mr. Wood each disclaim beneficial ownership over such securities except to the extent of their pecuniary interest therein.
(4)Pursuant to the Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) on February 9, 2023, Vanguard may be deemed to have shared voting power with respect to 243,060 shares, sole dispositive power with respect to 16,906,301 shares, and shared dispositive power with respect to 387,285 shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Includes 27,941,783 aggregate shares of Class A common stock, which these directors and executive officers have the right to acquire presently or upon vesting within 60 days. These shares are held as follows: Mr. Marshall, 14,172,422 shares; Mr. Schingler, 11,597,130 shares; Ms. Johnson, 1,437,304 shares; Mr. Bass, 545,887 shares; Ms. Brennan, 37,808 shares; Mr. de Masi, 37,808 shares; Ms. Gadde, 37,808 shares; Ms. Roizen, 37,808 shares; and Ms. Robinson 37,808 shares.
(6)Includes shares of Class A common stock that could be acquired upon a transfer of shares of Class B common stock held by the holder.
(7)Includes shares of Class B common stock that are held by a family trust, of which Mr. Schingler is a trustee.
(8)Includes shares of Class A common stock that are held by Isalea Investments LP, of which Mr. de Masi is the managing member.

PLANET LABS PBC	PROXY STATEMENT	49

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information, as of January 31, 2023, about our compensation plans under which shares of our Class A common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	50,662,959	$5.08	44,976,152
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Totals	50,662,959	$5.08	44,976,152
(1)Includes shares subject to outstanding awards granted under the 2011 Plan and our 2021 Incentive Award Plan (the “2021 Plan”) as of January 31, 2023, of which 33,690,358 shares are subject to outstanding stock options and 3,338,223 shares are subject to outstanding RSUs.
(2)Represents the weighted-average exercise price of stock options outstanding under the 2011 Plan as of January 31, 2023. The weighted average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.
(3)Includes 34,133,675 shares available for future issuance under our 2021 Plan and 10,842,477 shares available for future issuance under our 2021 Employee Stock Purchase Plan (the "ESPP"), as of January 31, 2023. There are no shares available for future issuance under our 2011 Plan.
The number of shares available for issuance under our 2021 Plan increases automatically on the first day of each Company fiscal year beginning with February 1, 2022 and ending on and including February 1, 2031, in an amount equal to the lesser of (i) a number of shares equal to 5% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding Company fiscal year and (ii) such smaller number of shares as is determined by our board of directors.
The number of shares available for issuance under our ESPP increases automatically on the first day of each Company fiscal year beginning on February 1, 2022 and ending on and including February 1, 2031, in an amount equal to the lesser of (a) 1% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding Company fiscal year and (b) such smaller number of shares as determined by our board of directors.

PLANET LABS PBC	PROXY STATEMENT	50

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since February 1, 2022 and any currently proposed transactions to which we were or are expected to be a participant in which (i) the amount involved exceeded or will exceed $120,000, and (ii) any of our directors, executive officers, or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.
Agreements with Google
We are, and in the past have been, party to various agreements with Google LLC and its affiliated entities, which hold more than 5% of our outstanding capital stock. On December 15, 2016, we entered into the Google Cloud Platform License Agreement with Google Inc., as amended February 13, 2020, May 27, 2020, and June 28, 2021, pursuant to which we purchase hosting and other services from Google Inc. Under the Google Cloud Platform License Agreement, we have $193 million in aggregate purchase commitments from August 1, 2021 through January 31, 2028, the end of the contract term.
On April 14, 2017, we entered into the Content License Agreement with Google Inc., pursuant to which we license imagery content to Google. Pursuant to its terms, the agreement expired in April 2023. For the fiscal year ended January 31, 2023, we recognized revenue of $11.9 million related to the Content License Agreement.
Registration Rights Agreement
On December 7, 2021, in connection with the consummation of the Business Combination, Planet, dMY Sponsor, dMY IV’s directors and officers, the Planet Founders, certain of our directors and officers and certain of our stockholders entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”).
Pursuant to the Registration Rights Agreement, we are required to register for resale securities held by the stockholders party thereto. In certain circumstances, such certain stockholders can demand up to four underwritten offerings in any 12-month period, and such stockholders will be also be entitled to certain piggyback registration rights. We will bear certain expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.
The Registration Rights Agreement amends and restates the registration rights agreement that was entered into upon the consummation of dMY IV’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (i) the five-year anniversary of the date of the Registration Rights Agreement or (ii) with respect to any applicable stockholder, on the date that such stockholder no longer holds any Registrable Securities (as defined in the Registration Rights Agreement).
Indemnification Agreements
We have entered into indemnification agreements with each of our respective directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to very limited exceptions, our Bylaws also require us to advance expenses incurred by its directors and officers.
Policies and Procedures for Related Person Transactions
Our board of directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or directors;
•any person who is known by us to be the beneficial owner of more than 5% of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that

PLANET LABS PBC	PROXY STATEMENT	51

may exist from time to time. Specifically, pursuant to our audit committee charter, the audit committee has the responsibility to review related party transactions.

PLANET LABS PBC	PROXY STATEMENT	52

OTHER MATTERS
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of equity securities, to file with the SEC reports of their ownership and changes in their beneficial ownership of such securities. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended January 31, 2023 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, and beneficial owners of greater than 10% of the registered class of our equity securities were filed on a timely basis during the year ended January 31, 2023.
OTHER MATTERS AT THE ANNUAL MEETING
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
PLANET’S ANNUAL REPORT ON FORM 10-K
A copy of Planet’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on May 15, 2023 without charge upon written request addressed to Planet Labs PBC, Attention: Company Secretary, 645 Harrison Street, Floor 4, San Francisco, California 94107. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended January 31, 2023 at www.planet.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Amy Keating
Chief Legal Officer and Secretary
San Francisco, California
May 30, 2023

PLANET LABS PBC	PROXY STATEMENT	53

PLANET LABS PBC
645 HARRISON STREET, 4TH FLOOR
SAN FRANCISCO, CA 94107

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 10, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PL2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box below marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 10, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12380-P87242

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLANET LABS PBC

The Board of Directors recommends you vote FOR the following:

1. To elect the following individuals to serve on the board of directors of Planet Labs PBC in the class indicated below, until the annual meeting of stockholders indicated below and until their respective successors shall have been duly elected and qualified.

Nominees:	**For**	**Withhold**
1a. Niccolo de Masi (Class II, with term ending at the 2026 annual meeting of stockholders)	☐	☐
1b. Vijaya Gadde (Class II, with term ending at the 2026 annual meeting of stockholders)	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024.	☐	☐	☐
3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers ("Say-on-Pay Vote").	☐	☐	☐

The Board of Directors recommends you vote for 1 YEAR for the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. To approve, on an advisory (non-binding) basis, the frequency of Say-on-Pay votes.	☐	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V12381-P87242

PLANET LABS PBC
Annual Meeting of Stockholders
July 11, 2023 10:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints William Marshall, Ashley Fieglein Johnson and Amy Keating (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Planet Labs PBC which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 11, 2023 at 10:00 AM PT at www.virtualshareholdermeeting.com/PL2023, and any continuation, postponement, or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any continuation, postponement, or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and any continuation, postponement, or adjournment thereof and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION.

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Continued and to be signed on reverse side